EXHIBIT 10.1

New Energy Solar Corporation
9192 Red Branch Road, Suite 110
Columbia, MD 21045

VIA ELECTRONIC MAIL

March 13, 2013

Valerie McDevitt
Assistant V.P. for Research Patents & Licensing
University of South Florida
Technology Transfer Office
3802 Spectrum Blvd., Suite 100
Tampa, FL  33612

Re:	Letter of Commitment to place in escrow funds to cover estimated costs for national filings associated with PCT Application No**** (****) filed on ****; entitled “****”.

Dear Valerie:

This is a letter of commitment  in which New Energy Solar Corporation commits to pay estimated costs to the University of South Florida (“USF”) filing fees associated with national stage filing of USF’s International Patent Application **** (****) in the following countries (the “Territory”):

****, ****, ****, ****, and ****.  The approximate estimated costs for each country and the cumulative total are as follows:

•	****: US$****
•	****: US$****
•	****: US$****
•	****: US$****
•	****: US$****

Total: US$****

Specifically, New Energy agrees that, prior to ****, they will provide payment totaling US$**** to USF.  Further, USF hereby commits, prior to the relevant PCT filing deadlines in each country, to nationally file the above-referenced Application in the ****, ****, ****, **** and ****, and use best efforts to ensure such filings are received.

The payment received from New Energy will be placed in escrow and used to pay the referenced estimated costs.  It is understood by both parties that the costs estimates are approximate and therefore actual fees incurred may vary. Any funds remaining after payment of all costs associated with these filings will be returned to New Energy.  If any amounts are due to USF, USF will invoice New Energy for these fees and New Energy agrees to pay as per USF/New Energy License Agreement number ****.

The foregoing is accepted and acknowledged by the undersigned:

New Energy Solar Corporation

Date: March 13, 2013	By:	/s/
Name: John A. Conklin
Title: President & CEO

University of South Florida

Date:	By:	/s/
Name: Valerie McDevitt
Title: Assistant Vice President